                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       AUGUST 11, 1997
                                                 ----------------------------


                               ACT NETWORKS, INC.
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               (Exact name of registrant as specified in charter)



         DELAWARE                     0-25740                 77-0396887
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



188 CAMINO RUIZ, CAMARILLO, CALIFORNIA                           93012
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       (805) 388-2474
                                                    ------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


                                   Page 1 of 5
                          Exhibit Index is Sequentially
                                 Numbered Page 5


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 11, 1997, ACT Networks, Inc. (the "Registrant") and ACT Networks (BNS), Inc. ("Purchaser"), a wholly-owned subsidiary of the Registrant, acquired (the "Acquisition") substantially all of the assets of Sourcecom, Inc., a California corporation ("Sourcecom") pursuant to a voluntary bankruptcy proceeding filed by Sourcecom. Sourcecom develops, manufactures, and markets next generation access networking products which integrate networking technologies such as frame relay, ATM, switching and routing with transmission technologies such as T1, ADSL, HDSL, DS3 and OC3 and aggregate subscribers to ATM or frame relay backbones. Sourcecom's assets include a leased facility which will continue to be used for such purpose.

         The Acquisition was achieved pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated as of July 16, 1997, by and between the Purchaser and Sourcecom. No material relationship existed between Sourcecom and the Registrant, the Registrant's affiliates, directors or officers, or any associate of any of the Registrant's directors or officers.

         The aggregate purchase price (the "Purchaser Price") paid by the Registrant and Purchaser to Sourcecom was a total of approximately $8,000,000 in cash which was paid to Sourcecom upon consummation of the Acquisition on August 11, 1997 (the "Closing"). The Purchase Price was determined on the basis of the fair value of the Sourcecom assets as of the date of the Purchase Agreement.

         The source of funds for the Acquisition consisted of a portion of the proceeds from the Registrant's initial public offering on May 2, 1995.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             The financial statements of Sourcecomm required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by the Registrant as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

         (b) Pro Forma Financial Information.

             The pro forma financial statements of the Registrant required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by the Registrant as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

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         (c) Exhibits:

         Exhibit
         Number          Description
         -------         -----------
          2.2            The Asset Purchase Agreement by and between ACT
                         Networks (BNS), Inc. and Sourcecom, Inc., dated as
                         of July 16, 1997.*






--------

* The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this document to the Securities and Exchange Commission upon request.

                                   Page 3 of 5

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   August 26, 1997               ACT NETWORKS, INC.



                                      /s/   Melvin L. Flowers
                                      -----------------------------------------
                                      Melvin L. Flowers, Vice President Finance
                                      and Chief Financial Officer



                                   Page 4 of 5


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                                INDEX TO EXHIBITS




                                                                Sequentially
                                                                  Numbered
Exhibit        Description                                           Page
-------        -----------                                      ------------
2.2            The Asset Purchase Agreement by and between            6
               the Purchaser and Sourcecom, Inc. dated as
               of July 16, 1997.*





------------------------

* The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this document to the Securities and Exchange Commission upon request.


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